TO THE STOCKHOLDERS

F

or the three months ended March 31, 2020, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was (24.42)% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was (27.32)%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was (19.60)% during this period. For the twelve months ended March 31, 2020, return on net asset value was (11.26)% and return to our stockholders was (12.17)% which compares to the return of the S&P 500 Stock Index of (6.98)%. During both time periods, the discount at which our shares traded continued to fluctuate and on March 31, 2020 it was 16.95%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2020, the net assets applicable to the Company’s Common Stock were $813,940,783 equal to $33.03 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2020 was $263,950,016. During this period, the net realized gain on investments was $32,834,640 and the decrease in net unrealized appreciation was $295,479,693. Net investment income for the three months was $1,523,030. Distributions to preferred shareholders amounted to $2,827,993. During the three months, the Company also repurchased 109,129 of its shares at a cost of $3,806,815, an average discount to net asset value of 15.3%.

Sadness and disappointment are the first words that come to mind in the current social and economic environment. The pandemic is full of sadness for those lost to the disease and their families and for those who have lost jobs, income and independence. Disappointment, as it seemed the world was passing into a better phase of growth following the settlement of differences in trade between the U.S. and China. The speed with which the pandemic has crossed borders and infected cities has been swift and public policy changes have followed quickly. In comparison, the Great Financial Crisis (GFC) unfolded over the course of a year while the pandemic in western economies only two months. The policy response to the GFC took 15 months to be completed but not before 8 months had passed from the first indication of problems. In contrast, the pandemic policy responses, especially monetary, began within a month of the initial cases reported in Washington State. And while shortcomings in testing, medical supplies and component sources complicated a response, by mid-April a number of U.S. monetary and fiscal stimulus plans were adopted and appear to total nearly 25-40% of 2019 U.S. Gross Domestic Product (GDP), a level of government support not seen since the Great Depression of the 1930s. Other countries have adopted similar policies to support their economies but, not to the scale of the U.S. efforts.

With the economy in a self-induced coma given social distancing and “stay at home” government policies, attempts to restart the economy following the pandemic may be difficult without an effective vaccine, therapy and accurate mass testing, which will take time. There are numerous knock-on effects from the pandemic that may affect a myriad of industries from the obvious impact on travel to the less evident implications for the general service economy. Basic services and goods likely will continue to have stable growth and moderate pricing power. In the short term, according to some economists, employment and GDP declines may reach levels not seen in 80-90 years with some estimates of 20+% unemployment and full year declines of 5-10% for U.S. GDP, with second quarter GDP declining 30-40%. The progress in the battle against the virus will likely determine how GDP growth unfolds.

Like prior epidemics, this will eventually pass either through newly developed anti-viral therapies or the development of a successful vaccine. In the meantime, government financial and monetary policies should provide households and businesses some needed support. The implications of the pandemic and policies adopted may last long after the disease runs its course, specifically with effects on tax rates, supply chains, debt burdens and inventory management systems potentially leading to lower margins. In what could be a prolonged period of uncertainty, volatility and indeterminant economic outcomes, our focus remains on finding compelling opportunities in high quality companies at reasonable valuations that can thrive in the new environment with superior capital management and financial flexibility. We continue to believe equities should produce superior returns when compared to fixed income securities over the long term.

Messrs. Sidney R. Knafel and Raymond S. Troubh, directors since 1994 and 1989, respectively, decided not to stand for re-election at the annual meeting of stockholders held today. Their wisdom, judgment, and service has been invaluable to the Board of Directors and we express our deep gratitude and appreciation for their distinguished service to the Company over these many years.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through March 31, 2020. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

April 22, 2020

2

STATEMENT OF INVESTMENTS March 31, 2020 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (10.8%)	Media and Entertainment (8.3%)
	35,500	Alphabet Inc. (a)		$41,279,755
	186,500	Discovery, Inc. (a)		3,625,560
	66,500	Facebook, Inc. - Class A (a)		11,092,200
	180,602	ViacomCBS Inc. - Class B		2,530,234
	91,478	The Walt Disney Company		8,836,775
			(Cost $61,836,479)	67,364,524
	Telecommunication Services (2.5%)
	274,199	GCI Liberty, Inc. - Class A (a)		15,621,117
	384,506	Vodafone Group plc ADR (United Kingdom)		5,294,648
			(Cost $18,544,223)	20,915,765
			(Cost $80,380,702)	88,280,289

Consumer Discretionary (11.2%)	Retailing (11.2%)
	16,500	Amazon.com, Inc. (a)		32,170,380
	3,000	Booking Holdings Inc. (a)		4,035,960
	161,800	Target Corporation		15,042,546
	829,092	The TJX Companies, Inc.		39,638,888
			(Cost $31,281,563)	90,887,774

Consumer Staples (15.4%)	Food, Beverage and Tobacco (9.4%)
	200,118	Danone (France)		12,942,436
	83,210	Diageo plc ADR (United Kingdom)		10,577,655
	345,000	Nestlé S.A. (Switzerland)		35,647,013
	140,000	PepsiCo, Inc.		16,814,000
			(Cost $33,892,158)	75,981,104
	Food and Staples Retailing (2.8%)
	80,200	Costco Wholesale Corporation	(Cost $2,423,547)	22,867,426

	Household and Personal Products (3.2%)
	530,000	Unilever N.V. (Netherlands/United Kingdom)	(Cost $15,024,215)	26,190,166
			(Cost $51,339,920)	125,038,696

Energy (2.8%)	1,149,230	Cameco Corporation (Canada)		8,780,117
	100,725	EOG Resources, Inc.		3,618,042
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		63,202
	420,000	Halliburton Company		2,877,000
	1,150,000	Helix Energy Solutions Group, Inc. (a)		1,886,000
	105,984	Phillips 66		5,686,042
			(Cost $41,484,519)	22,910,403

Financials (18.4%)	Banks (2.9%)
	120,000	JPMorgan Chase & Co.		10,803,600
	110,000	M&T Bank Corporation		11,377,300
	178,682	New York Community Bancorp, Inc.		1,677,824
			(Cost $6,569,736)	23,858,724
	Diversified Financials (6.5%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		29,920,000
	36,549	Berkshire Hathaway Inc. - Class B (a)		6,682,254
	350,000	Nelnet, Inc.		15,893,500
			(Cost $11,670,250)	52,495,754

3

STATEMENT OF INVESTMENTS March 31, 2020 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials (18.4%) (continued)	Insurance (9.0%)
	1,080,000	Arch Capital Group Ltd. (a) (Bermuda)		$30,736,800
	295,000	Axis Capital Holdings Limited (Bermuda)		11,401,750
	105,000	Everest Re Group, Ltd. (Bermuda)		20,204,100
	360,000	MetLife, Inc.		11,005,200
			(Cost $29,635,065)	73,347,850
			(Cost $47,875,051)	149,702,328

Health Care (6.7%)	Health Care Equipment and Services (0.6%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	4,892,420

	Pharmaceuticals, Biotechnology and Life Sciences (6.1%)
	712,400	Corbus Pharmaceuticals Holdings, Inc. (a)		3,732,976
	85,600	Gilead Sciences, Inc.		6,399,456
	266,527	Intra-Cellular Therapies, Inc. (a)		4,096,520
	516,496	Kindred Biosciences, Inc. (a)		2,065,984
	185,191	Merck & Co., Inc.		14,248,596
	803,184	Paratek Pharmaceuticals, Inc. (a)		2,530,030
	365,808	Pfizer Inc.		11,939,973
	950,000	Valneva SE (a) (France)		2,986,100
	1,306,672	VBI Vaccines, Inc. (a) (Canada)		1,241,338
			(Cost $39,081,949)	49,240,973
			(Cost $44,161,250)	54,133,393

Industrials (10.7%)	Capital Goods (4.2%)
	11,787	The Boeing Company		1,757,913
	154,131	Eaton Corporation plc (Ireland)		11,974,437
	217,541	United Technologies Corporation		20,520,643
			(Cost $31,350,065)	34,252,993
	Commercial and Professional Services (6.0%)
	525,200	Nielsen Holdings plc		6,586,008
	562,895	Republic Services, Inc.		42,250,899
			(Cost $18,726,437)	48,836,907

	Transportation (0.5%)
	141,511	Delta Air Lines, Inc.	(Cost $7,145,869)	4,037,309
			(Cost $57,222,371)	87,127,209

Information Technology (21.7%)	Semiconductors and Semiconductor Equipment (6.6%)
	118,652	Applied Materials, Inc.		5,436,635
	155,850	ASML Holding N.V. (Netherlands)		40,776,594
	58,009	Universal Display Corporation		7,644,426
			(Cost $9,249,877)	53,857,655
	Software and Services (7.0%)
	290,686	Microsoft Corporation		45,844,089
	669,655	Nuance Communications, Inc. (a)		11,236,811
			(Cost $17,352,707)	57,080,900
	Technology, Hardware and Equipment (8.1%)
	101,000	Apple Inc.		25,683,290
	600,000	Cisco Systems, Inc.		23,586,000
	152,337	InterDigital, Inc.		6,798,800

4

STATEMENT OF INVESTMENTS March 31, 2020 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Information Technology (21.7%) (continued)	Technology, Hardware and Equipment (8.1%) (continued)
	135,000	Lumentum Holdings Inc. (a)		$9,949,500
			(Cost $32,436,127)	66,017,590
			(Cost $59,038,711)	176,956,145

Materials (0.4%)	919,669	Cleveland-Cliffs Inc.	(Cost $9,005,496)	3,632,692

Miscellanous (1.4%)	468,886	Other (c)	(Cost $12,675,550)	11,191,113

		TOTAL COMMON STOCKS (99.5%)	(Cost $434,465,133)	809,860,042

	Rights	RIGHTS (a)
Pharmaceuticals, Biotechnology and Life Sciences (0.0%)	1,415,824	Elanco Animal Health Incorporated/ December 31, 2021/$0.25	(Cost $35,646)	—

		OPTIONS (a)
CALL OPTIONS	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/ EXERCISE PRICE/NOTIONAL
Energy (0.0%)	200	Transocean Ltd./May 15, 2020/$5/$100,000	(Cost $22,008)	—

PUT OPTIONS
Media and Entertainment (0.1%)	200	Charter Communications, Inc./ June 19, 2020/$485/$9,700,000	(Cost $298,858)	1,196,000

Technology, Hardware And Equipment (0.2%)	300	Apple Inc./June 19, 2020/$300/$9,000,000	(Cost $397,211)	1,438,500

		TOTAL OPTIONS (0.3%)	(Cost $718,077)	2,634,500

	Shares	SHORT-TERM SECURITY AND OTHER ASSETS
	189,057,074	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.29% (d) (23.2%)	(Cost $189,057,074)	189,057,074

TOTAL INVESTMENTS (e) (123.0%)			(Cost $624,275,930)	1,001,551,616
Other assets in excess of liabilities (0.3%)				2,506,342
				1,004,057,958
PREFERRED STOCK (-23.3%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$813,940,783

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At March 31, 2020, the cost of investments and derivatives for Federal income tax purposes was $627,462,860; aggregate gross unrealized appreciation was $440,501,016; aggregate gross unrealized depreciation was $66,321,122; and net unrealized appreciation was $374,179,894.

STATEMENT OF OPTIONS WRITTEN March 31, 2020 (Unaudited)

Call Options	Contracts (100 shares each)	COMPANY/EXPIRATION DATE/ EXERCISE PRICE/NOTIONAL	Premiums Received*	Value (Note 1a)
Media And Entertainment (0.0%)	200	Charter Communications, Inc./June 19, 2020/$560/$11,200,000	$219,138	$128,000

*The maximum cash outlay if all options are exercised is $11,200,000.

5

MAJOR STOCK CHANGES (a): Three Months Ended March 31, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Abbott Laboratories	7,000	62,000	(b)
Berkshire Hathaway Inc. - Class B	36,549	36,549
Nielsen Holdings plc	525,200	525,200

Additions
Apple Inc.	17,000	101,000
Corbus Pharmaceuticals Holdings, Inc.	80,000	712,400
Nuance Communications, Inc.	25,000	669,655
Paratek Pharmaceuticals, Inc.	158,861	803,184
ViacomCBS Inc. - Class B	131,288	180,602
The Walt Disney Company	10,678	91,478

Decreases
Eliminations
Aon plc	70,214	—
eBay Inc.	138,800	—
Expedia Group, Inc.	79,201	—
The Madison Square Garden Company	13,160	—
Pioneer Natural Resources Company	59,000	—

Reductions
Amazon.com, Inc.	1,500	16,500
Applied Materials, Inc.	35,000	118,652
ASML Holding N.V.	15,000	155,850
The Boeing Company	33,213	11,787
Booking Holdings Inc.	1,300	3,000
Cameco Corporation	351,717	1,149,230
Costco Wholesale Corporation	5,000	80,200
Danone	25,000	200,118
Delta Air Lines, Inc.	305,000	141,511
Facebook, Inc. - Class A	10,000	66,500
Gilead Sciences, Inc.	248,000	85,600
Halliburton Company	40,000	420,000
Intra-Cellular Therapies, Inc.	65,000	266,527
JPMorgan Chase & Co.	35,000	120,000
MetLife, Inc.	20,000	360,000
Microsoft Corporation	70,000	290,686
New York Community Bancorp, Inc.	471,318	178,682
Phillips 66	7,016	105,984
Republic Services, Inc.	35,000	562,895
The TJX Companies, Inc.	225,945	829,092
Universal Display Corporation	31,300	58,009

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

6

PORTFOLIO DIVERSIFICATION March 31, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2020 is shown in the table.

INDUSTRY CATEGORY	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$9,250	$53,858	6.6%
Software & Services	17,353	57,081	7.0
Technology, Hardware & Equipment	32,833	67,456	8.3
	59,436	178,395	21.9
Financials
Banks	6,570	23,858	2.9
Diversified Financials	11,670	52,496	6.5
Insurance	29,635	73,348	9.0
	47,875	149,702	18.4
Consumer Staples
Food, Beverage & Tobacco	33,892	75,981	9.4
Food & Staples Retailing	2,424	22,868	2.8
Household & Personal Products	15,024	26,190	3.2
	51,340	125,039	15.4
Consumer Discretionary
Retailing	31,282	90,888	11.2

Communication Services
Media & Entertainment	62,135	68,561	8.4
Telecommunication Services	18,544	20,916	2.5
	80,679	89,477	10.9
Industrials
Capital Goods	31,350	34,253	4.2
Commercial & Professional Services	18,726	48,837	6.0
Transportation	7,146	4,037	0.5
	57,222	87,127	10.7
Health Care
Health Care Equipment & Services	5,079	4,892	0.6
Pharmaceuticals, Biotechnology & Life Sciences	39,118	49,241	6.1
	44,197	54,133	6.7

Energy	41,507	22,910	2.8
Miscellaneous**	12,676	11,191	1.4
Materials	9,005	3,633	0.4
	435,219	812,495	99.8
Short-Term Securities	189,057	189,057	23.2
Total Investments	$624,276	1,001,552	123.0
Other Assets in Excess of Liabilities		2,506	0.3
Preferred Stock		(190,117)	(23.3)
Net Assets Applicable to Common Stock		$813,941	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES March 31, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $434,465,133)		$809,860,042
Rights (cost $35,646)		—
Purchased options (cost $718,077; note 4)		2,634,500
Money market fund (cost $189,057,074)		189,057,074

Total investments (cost $624,275,930)		1,001,551,616

OTHER ASSETS
Cash	$20,196
Receivable for securities sold	8,767,682
Dividends, interest and other receivables	1,558,728
Present value of future office lease payments (note 8)	4,889,528
Qualified pension plan asset, net excess funded (note 7)	4,078,133
Prepaid expenses, fixed assets, and other assets	1,382,407	20,696,674

TOTAL ASSETS		1,022,248,290

Liabilities
Payable for securities purchased	271,686
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $219,138; note 4)	128,000
Accrued compensation payable to officers and employees	1,118,852
Present value of future office lease payments (note 8)	4,889,528
Accrued supplemental pension plan liability (note 7)	6,199,641
Accrued supplemental thrift plan liability (note 7)	4,556,024
Accrued expenses and other liabilities	806,646

TOTAL LIABILITIES		18,190,332

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 24,644,062 shares (note 5)		$813,940,783

NET ASSET VALUE PER COMMON SHARE		$33.03

Net Assets Applicable to Common Stock
Common Stock, 24,644,062 shares at par value (note 5)	$24,644,062
Additional paid-in capital (note 5)	387,328,774
Unallocated distributions on Preferred Stock	(3,047,948)
Total distributable earnings (note 5)	409,204,862
Accumulated other comprehensive loss (note 7)	(4,188,967)

NET ASSETS APPLICABLE TO COMMON STOCK		$813,940,783

8

STATEMENT OF OPERATIONS Three Months Ended March 31, 2020 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $35,248)		$3,845,966
Interest		355,551
		4,201,517
Expenses
Investment research	$1,375,518
Administration and operations	796,093
Office space and general	230,150
Directors' fees and expenses	75,056
Auditing and legal fees	72,984
Transfer agent, custodian, and registrar fees and expenses	70,257
State and local taxes	36,052
Stockholders' meeting and reports	22,377	2,678,487

NET INVESTMENT INCOME		1,523,030

Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	28,157,749
Purchased option transactions	3,596,318
Written option transactions	1,080,573
	32,834,640
Net decrease in unrealized appreciation:
Common stocks and warrant	(298,374,571)
Purchased options	2,002,423
Written options	892,455
	(295,479,693)
GAINS AND DEPRECIATION ON INVESTMENTS		(262,645,053)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		(261,122,023)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(263,950,016)

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Three Months Ended March 30, 2020 (Unaudited)	Year Ended December 31, 2019
Net investment income	$1,523,030	$8,218,332
Net realized gain on investments	32,834,640	60,896,277
Net increase (decrease) in unrealized appreciation	(295,479,693)	227,762,298
	(261,122,023)	296,876,907

Distributions to Preferred Stockholders	(2,827,993)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(263,950,016)	285,564,935
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(224,943)

Distributions to Common Stockholders	—	(59,144,808)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	25,592,701
Cost of Common Shares purchased	(3,806,815)	(66,879,473)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(3,806,815)	(41,286,772)
NET INCREASE (DECREASE) IN NET ASSETS	(267,756,831)	184,908,412

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,081,697,614	896,789,202

END OF PERIOD	$813,940,783	$1,081,697,614

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the three months ended March 31, 2020 and for each year in the five-year period ended December 31, 2019. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months Ended March 31, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$43.70	$34.51	$40.47	$37.56	$37.74	$39.77
Net investment income	0.06	0.33	0.31	0.32	0.30	0.48
Net gain (loss) on common stocks, options and other-realized and unrealized	(10.62)	11.78	(3.03)	6.23	3.10	(0.99)
Other comprehensive income (loss)	—	(0.01)	(0.05)	0.08	0.02	0.02
	(10.56)	12.10	(2.77)	6.63	3.42	(0.49)
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.07)	(0.06)	(0.04)	(0.04)	(0.12)
Distributions from net capital gains	—	(0.39)	(0.38)	(0.39)	(0.38)	(0.27)
Unallocated	(0.11)	—	—	—	—	—
	(0.11)	(0.46)	(0.44)	(0.43)	(0.42)	(0.39)
Total from investment operations	(10.67)	11.64	(3.21)	(6.20)	3.00	(0.88)
Distributions on Common Stock:
Dividends from net investment income	—	(0.39)	(0.29)	(0.30)	(0.33)	(0.34)
Distributions from net capital gains	—	(2.06)	(2.46)	(2.99)	(2.85)	(0.81)
	—	(2.45)	(2.75)	(3.29)	(3.18)	(1.15)
Net asset value, end of period	$33.03	$43.70	$34.51	$40.47	$37.56	$37.74
Per share market value, end of period	$27.43	$37.74	$28.44	$34.40	$31.18	$31.94

TOTAL INVESTMENT RETURN –
Stockholder return, based on market price per share	(27.32)%*	41.54%	(9.87)%	21.21%	7.59%	(5.34)%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$813,941	$1,081,698	$896,789	$1,070,483	$1,022,535	$1,068,028
Ratio of expenses to average net assets applicable to Common Stock	1.08%**	1.28%	1.20%	1.28%	1.27%	1.17%
Ratio of net income to average net assets applicable to Common Stock	0.60%**	0.81%	0.78%	0.79%	0.78%	1.17%
Portfolio turnover rate	5.13%*	17.60%	23.00%	19.58%	20.29%	14.41%

PREFERRED STOCK
Liquidation value, end of period
(000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	528%	669%	572%	663%	638%	662%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.40	$27.60	$25.72	$26.59	$25.77	$26.75

* Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.  Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.  Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c.  Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d.  Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1. Significant Accounting Policies – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.  Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.  Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.  Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h.  Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2020:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$809,860,042	—	—	$809,860,042
Rights	—	—	—	—
Purchased options	2,634,500	—	—	2,634,500
Money market fund	189,057,074	—	—	189,057,074
Total	$1,001,551,616	—	—	$1,001,551,616

Liabilities
Options written	$(128,000)	—	—	$(128,000)

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2. Fair Value Measurements – (Continued from bottom of previous page.)

Transfers among levels, if any, are reported as of the actual date of reclassification. No such transfers occurred during the three month ended March 31, 2020.

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2020 amounted to $54,339,179 and $152,388,672, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the three months ended March 31, 2020 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2019	3,522	$270,967	3,150	$1,647,711
Purchased	—	—	500	696,069
Exercised	—	—	(1,650)	(1,154,160)
Expired	(3,322)	(248,959)	(1,500)	(493,551)
Outstanding, March 31, 2020	200	$22,008	500	$696,069

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2019	2,253	$1,235,044	1,500	$155,519
Written	853	653,070	2,318	707,539
Terminated in closing purchase transaction	(1,406)	(1,297,033)	(2,611)	(624,636)
Assigned	(1,500)	(371,943)	(1,207)	(238,422)
Outstanding, March 31, 2020	200	$219,138	—	$—

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 24,644,062 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2020.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2020 and the year ended December 31, 2019 were as follows:

	Shares		Amount
	2020	2019	2020	2019
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	—	695,832	$—	$695,832
Increase in paid-in capital	—	—	—	24,896,869
Total increase	—	695,832	—	25,592,701
Par value of Shares purchased (at an average discount from net asset value of 15.3% and 15.4%, respectively)
	(109,129)	(1,926,695)	(109,129)	(1,926,695)
Decrease in paid-in capital	—	—	(3,697,686)	(64,952,778)
Total decrease	(109,129)	(1,926,695)	(3,806,815)	(66,879,473)
Net decrease	(109,129)	(1,230,863)	$(3,806,815)	$(41,286,772)

At March 31, 2020, the Company held in its treasury 7,336,810 shares of Common Stock with an aggregate cost of $245,855,235.

The tax basis distributions during the year ended December 31, 2019 are as follows: ordinary distributions of $10,340,608 and net capital gains distributions of $60,116,172. As of December 31, 2019, distributable earnings on a tax basis totaled $674,526,722 consisting of $4,842,425 from undistributed net capital gains and $669,684,297 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2019. As a result, additional paid-in capital was decreased by $1,300,000 and total distributable earnings was increased by $1,300,000. Net assets were not affected by this reclassification. As of December 31, 2019, the Company had wash loss deferrals of $3,186,930 and straddle loss deferrals of $1,653,522.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the three months ended March 31, 2020 to its officers (identified on back cover) amounted to $1,940,057.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2020 were:

Service cost	$152,526
Interest cost	213,320
Expected return on plan assets	(401,439)
Amortization of prior service cost	—
Amortization of recognized net actuarial loss	121,355
Net periodic benefit cost	$85,762

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

7. Benefit Plans – (Continued from bottom of previous page.)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the three months ended March 31, 2020 was ($339,195). The qualified thrift plan acquired 5,900 shares and sold 17,000 shares in the open market of the Company’s Common Stock during the three months ended March 31, 2020 and held 463,362 shares of the Company’s Common Stock at March 31, 2020.

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $148,600 for the three months ended March 31, 2020. The Company has the option to extend the lease for an additional five years at market rates. As of March 31, 2020, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2020	$468,000
2021	624,000
2022	624,000
2023	631,000
2024	663,000
Thereafter	2,542,000
Total Remaining Lease Payments	5,552,000
Effect of Present Value Discounting	(662,472)
Present Value of Future Office Lease Payments	$4,889,528

Other Matters (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2019 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 23, 2020, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2019 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

FIRST QUARTER REPORT

March 31, 2020

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Sidney R. Knafel Rose P. Lynch Jeffrey W. Priest Henry R. Schirmer Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 22, 2020 were as follows:

	For	Withheld
Election of Directors:
Rodney B. Berens	24,100,963	2,402,605
Spencer Davidson	24,133,935	2,369,633
Clara E. Del Villar	24,316,816	2,186,752
John D. Gordan, III	23,735,107	2,768,461
Betsy F. Gotbaum	24,116,042	2,387,526
Rose P. Lynch	24,221,933	2,281,635
Jeffrey W. Priest	24,165,696	2,337,872

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,182,021	121,098
Henry R. Schirmer	6,159,807	143,312

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2020:
For - 25,430,526; Against - 931,513; Abstain - 141,529